UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2017

United States Steel Corporation
(Exact name of registrant specified in its charter)

Delaware	1-16811	25-1897152
---------------	------------------------	-------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street
Pittsburgh, PA 15219-2800
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 433-1121

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [ ]

Item 1.01. Entry into a Material Definitive Agreement
On August 4, 2017, United States Steel Corporation (the “Corporation”) issued $750 million aggregate principal amount of 6.875% Senior Notes due 2025 (the “Notes”). The Notes were issued pursuant to an indenture dated as of May 21, 2007 by and between the Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), a copy of which was filed as Exhibit 4.1 to the Corporation’s Report on Form 8-K filed on May 22, 2007, as supplemented by an eighth supplemental indenture, dated as of August 4, 2017, by and between the Corporation and the Trustee (the “Supplemental Indenture”).
The Supplemental Indenture provides for the issuance and sets forth the terms of the Notes. A specimen copy of the Notes is attached as an exhibit to the Supplemental Indenture. The Supplemental Indenture also contains covenants regarding limitations on liens, sale-leasebacks and mergers and consolidations. It also includes provisions requiring the Corporation to offer to repurchase the Notes upon a change of control repurchase event and redemption and other customary provisions. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.1.
In connection with the issuance of the Notes, DLA Piper LLP (US) provided the Corporation with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.
Item 2.03.   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
On August 4, 2017, the Corporation issued $750 million aggregate principal amount of 6.875% Senior Notes due 2025. The Notes are senior obligations of the Corporation. The description of the terms of the Notes set forth above in Item 1.01 is hereby incorporated by reference into this Item.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
4.1	Eighth Supplemental Indenture, dated as of August 4, 2017, by and between United States Steel Corporation and The Bank of New York Mellon, as trustee.
5.1	Opinion of DLA Piper LLP (US)
23.1	Consent of DLA Piper LLP (US) (included in the opinion filed as Exhibit 5.1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UNITED STATES STEEL CORPORATION
By:    /s/ Colleen M. Darragh
Colleen M. Darragh
Vice President and Controller

Dated: August 4, 2017